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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT AUDITORS'


To the Board of Directors
Prolong International Corporation


We hereby consent to the inclusion in the Registration Statement on Form S-4 of our report dated February 23, 1996 related to the consolidated financial statements of Prolong International Corporation for the year ended December 31, 1995 and to the reference to our firm as "Experts".


                                                    /s/ Corbin & Wertz
                                                    CORBIN & WERTZ


Irvine, California
May 1, 1998